UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2006
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-32955 (Commission File Number)	04-3557612 (I.R.S. Employer Identification No.)

30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Ex-16 Letter of KPMG LLP

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Previous Independent Registered Public Accounting Firm.
     On December 21, 2006, LSB Corporation (the “Company”) dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors participated in and approved the decision to change its independent registered public accounting firm.
     KPMG’s audit reports on the Company’s consolidated financial statements for each of the past two fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.
     During the two most recent fiscal years ended December 31, 2005 and 2004, and through December 28, 2006, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction would have caused them to make reference thereto in the audit reports of the financial statements for such periods and (2) no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.
     We have provided KPMG with a copy of the foregoing disclosures and requested from them a letter addressed to the SEC indicating whether they agree with these disclosures. A copy of their letter dated December 28, 2006 is attached as Exhibit 16 hereto.
(b) New Independent Registered Public Accounting Firm.
     On December 21, 2006, the Board of Directors of the Company approved the engagement of Wolf and Company (“Wolf”) as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors participated in and approved the engagement of Wolf and Company (“Wolf”) as the Company’s independent registered public accounting firm.
     During the Company’s two most recent fiscal years and through December 28, 2006, the Company did not consult with Wolf regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of disagreement or reportable events.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Exhibit Title

16	Letter of KPMG LLP regarding change in certifying accountant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2006	By:	/s/ Gerald T. Mulligan
		Name:	Gerald T. Mulligan
		Title:	President and Chief Executive Officer